 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2008

APEX BIOVENTURES ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	6770	20-4997725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 Farm Lane
Hillsborough, California 94010
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 344-3029

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 27, 2008, Dr. Donald B. Rix delivered to Apex Bioventures Acquisition Corporation (the “Company”) his letter of resignation as a director of the Company, effective immediately. A copy of Dr. Rix’s resignation letter is attached hereto as Exhibit 99.1. Dr. Rix’s resignation was due to personal reasons and was not the result of any disagreement with the Company on any matter relating to its operations, policies or practices.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

99.1	Resignation letter of Dr. Donald B. Rix, dated May 27, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APEX BIOVENTURES ACQUISITION CORPORATION

Dated May 28, 2008	By:	/s/ Darrell J. Elliott
Darrell J. Elliott Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Resignation letter of Dr. Donald B. Rix, dated May 27, 2008.